SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 20, 2003 (Date of earliest event reported)

Independence Community Bank Corp. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23229 (Commission File Number)	11-3387931 (IRS Employer Identification No.)

195 Montague Street, Brooklyn, New York	11201
(Address of principal executive offices)	(Zip Code)

(718) 722-5300 (Registrant’s telephone number, including area code)

Not Applicable (Former name, former address and former fiscal year, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Not applicable.
..	(b) Not applicable.
(c) Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press Release dated October 20, 2003

ITEM 9. REGULATION FD DISCLOSURE

On October 20, 2003, Independence Community Bank Corp. (the “Company”) reported its earnings for the quarter ended September 30, 2003.

The information regarding the Company’s results of operations and financial condition, which is required by Item 12 of Form 8-K, is being furnished herein under Item 9 pursuant to the provisions of Release 34-47583 of the U.S. Securities and Exchange Commission.

For additional information, reference is made to the Company’s press release dated October 20, 2003 which is included as Exhibit 99.1 and is incorporated herein by reference thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENCE COMMUNITY BANK CORP.

Date: October 21, 2003	By:	/s/ Frank W. Baier
Frank W. Baier Executive Vice President Chief Financial Officer and Treasurer

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